SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 26, 2006

TRULITE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51696	20-1372858
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

Three Riverway
Suite 1050
Houston, Texas 77056
(Address of principal executive offices including Zip Code)

                   (713) 888-0660
(Registrant’s telephone number, including area code)

                            N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

#4445441v.1

Item 1.01.  Entry into a Material Definitive Agreement.

On October 26, 2006, Trulite, Inc. (the “Company”) incurred indebtedness of $250,000 pursuant to the terms of a $250,000 promissory note. Under the terms of the promissory note, the Company borrowed $250,000 from Standard Renewable Energy Group, LLC. The note bears interest at a rate of 11.25% until April 24, 2007, at which time the rate will become the prime rate plus 3%. Standard Renewable Energy Group, LLC wholly owns NewPoint Energy Solutions, LP (“NewPoint”), the owner of approximately 45% of the Company’s common stock. The note matures on July 22, 2007, and may be prepaid by the Company at any time without penalty.

On November 22, 2006, the Company incurred indebtedness of $400,000 pursuant to the terms of a $400,000 promissory note. Under the terms of the promissory note, the Company borrowed $400,000 from Contango Venture Capital Corporation, the owner of approximately 6% of the Company’s common stock. The note bears interest at a rate of 11.25% until April 24, 2007, at which time the rate will become the prime rate plus 3%. The note matures on July 22, 2007, and may be prepaid by the Company at any time without penalty.

On November 28, 2006, the Company incurred indebtedness of $100,000 pursuant to the terms of a $100,000 promissory note. Under the terms of the promissory note, the Company borrowed $100,000 from Standard Renewable Energy Group, LLC. The note bears interest at a rate of 11.25% until April 24, 2007, at which time the rate will become the prime rate plus 3%. The note matures on July 22, 2007, and may be prepaid by the Company at any time without penalty.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

As described under Item 1.01 above, on October 26, 2006, the Company borrowed $250,000 pursuant to a promissory note, and on November 22, 2006 and November 28, 2006, the Company borrowed amounts of $400,000 and $100,000, respectively, pursuant to promissory notes. See Item 1.01 for a description of such borrowing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
11.1	Promissory Note, dated October 26, 2006, made by Trulite, Inc., in favor of Standard Renewable Energy Group, LLC.
11.2	Promissory Note, dated November 28, 2006, made by Trulite, Inc., in favor of Standard Renewable Energy Group, LLC.
11.3	Promissory Note, dated November 22, 2006, made by Trulite, Inc., in favor of Contango Venture Capital Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRULITE, INC. (Registrant)

Dated: November 30, 2006	By:	/s/ Jonathan Godshall
Name: Jonathan Godshall
Title: President and Chief Executive Officer